As filed with the Securities and Exchange Commission on April 15, 1999

                    Securities Act of 1933 File No. 2-80886
               Investment Company Act of 1940 File No. 811-3626

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 44

                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 39


                               CITIZENS FUNDS*+
              (Exact name of Registrant as specified in charter)

               230 Commerce Way, Suite 300, Portsmouth, NH 03801
                   (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: (603) 436-5152

                                Sophia Collier
                          230 Commerce Way, Suite 300
                             Portsmouth, NH 03801
                    (Name and Address of Agent for Service)


It is proposed that this filing become effective:
[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On _____ pursuant to paragraph (b)
[X] 75 days after filing pursuant to paragraph (a)
[ ] On (date) pursuant to paragraph (a)of Rule 485



--------------------------------------------------------------------------
*Formerly known as Citizens Investment Trust
+This filing relates only to shares of Citizens Small Cap Index Fund.

PROSPECTUS

CITIZENS FUNDS
Citizens Small Cap Index Fund

__________ __, 1999











The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Contents

THE FUND
   Investment Objective of the Fund.................................  __
   Principal Investment Strategies..................................  __
   Principal Risks..................................................  __
   Performance......................................................  __
   Fees and Expenses................................................  __

ADDITIONAL FUND DETAILS
   Socially Responsible Investing...................................  __
   Citizens Small Cap Index Fund....................................  __
   Additional Investment Strategies and Risks.......................  __

ORGANIZATION AND MANAGEMENT OF CITIZENS FUNDS
   Our Trustees.....................................................  __
   The Role of Investment Adviser...................................  __
   Our Sub-Advisers.................................................  __
   Citizens Funds' Management Fees..................................  __
   12b-1 Fees.......................................................  __

SHAREHOLDER INFORMATION
   How We Value Our Shares..........................................  __
   How to Buy and Sell Shares.......................................  __
   Shareholder Services and Policies................................  __
   Mailing Address and Wiring Instructions..........................  __

DIVIDENDS, DISTRIBUTIONS AND TAXES..................................  __

THE YEAR 2000.......................................................  __

THE FUND

Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner.

INVESTMENT OBJECTIVE OF THE FUND

The fund's investment objective is capital appreciation.

The investment objective of the fund cannot be changed without the approval of a majority of the outstanding shares of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Citizens Small Cap Index Fund follows a passive approach to investing. The fund purchases and holds the common stock of approximately 300 small-sized companies that make up the Citizens Small Cap Index(. The fund invests in these companies in proportion to their market capitalizations, which means that relatively larger companies have greater representation in the fund than the smallest ones. At least 65% of the fund's assets will be invested in companies whose market capitalizations, at the time the fund invests in them, are in the $25 million to $4 billion range.

PRINCIPAL RISKS

As with all mutual funds, you could lose money by investing in the fund. The fund is designed for long-term investors who can accept the greater risks associated with common stock investments. Other principal risks of investing in the fund are summarized below.

The share price of the stocks in which the Citizens Small Cap Index Fund invests may go up and down based on market conditions and the success or failure of the companies that issued the stocks. Equity securities have historically gone up and down more than fixed income securities. Because it is passively managed, the fund generally will not sell stocks of companies even though they are experiencing financial trouble or their share prices go down. Small companies carry additional risks because their shares are more volatile and thinly traded. Compared to larger companies, small-sized companies are more subject to market movements because of limited product lines, markets, distribution channels or financial and management resources. There also may be less publicly available information about small companies.

PERFORMANCE

Citizens Small Cap Index Fund commenced operations on June 30, 1999 and therefore does not have annual returns for a full calendar year.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund. Annual fund operating expenses are paid out of the assets of the fund. The fund does not have a sales charge (load).

                                Citizens Small Cap               Citizens Small Cap
                                Index Fund -                     Index Fund -
                                Standard shares                  Institutional Class shares

Shareholder Fees
  (fees paid directly
  from your investment)*         None                               None

Annual Fund
  Operating Expenses
  (expenses that are
  deducted from fund assets)
Management Fees                 .50%                                .50%
Distribution
  (12b-1) Fees                  .25%                                None
Other Expenses                 2.54%                               2.14%
Total Annual Fund
  Operating Expenses           3.29%                               2.64%
Fee Waiver and Expense
  Reimbursement+               1.74%                               1.74%
Net Expenses                   1.55%                                .90%


_______________________________
*   See "Costs for Services," below.

+ The investment adviser to the fund has contractually agreed to waive certain fees and reimburse certain expenses in the fiscal year ending June 30, 2000.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that:

        o   you invest $10,000 in the fund for the time periods indicated;
        o   you redeem all of your shares at the end of each period;
        o your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission and is not a prediction of the fund's performance); and
        o   the fund's operating expenses remain the same.

     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                          1 Year    3 Years
     Citizens Small Cap Index Fund
        Standard shares*                                   $___      $___
        Institutional Class shares**                       $___      $___

____________________________________
* Expenses reflect a contractual reimbursement by the fund's adviser without which the expenses would have been $___ for 1 Year, and $___ for 3 Years.

** Expenses reflect a contractual reimbursement by the fund's adviser without which the expenses would have been $___ for 1 Year, and $___ for 3 Years.

COSTS FOR SERVICES
     Below $2,500/ $1,000 minimum balance fee                      $3.00/mo.
     Annual IRA fee (per account)                                     $10.00
     Maximum Annual IRA fee (for all accounts)                        $20.00
     Returned checks                                                  $15.00
     Returned Electronic Purchase/Payment - ACH                       $15.00
     Outgoing wire transfer                                           $10.00
     International wire transfer                                      $20.00
     Stop payments                                                    $10.00
     ATM withdrawal/cash advance                            $0.65 each/$2.50
     Copies of statements, checks and tax forms                   $2.00/each
                                                 (free if ordered through our
                                                        audio response system)

ADDITIONAL FUND DETAILS

More information about the fund's investment strategies and risks appears below and in the fund's Statement of Additional Information. Of course the fund may not, and is not required to, invest in all of the investments or engage in all of the investment techniques listed in this prospectus or in the Statement of Additional information.

SOCIALLY RESPONSIBLE INVESTING

Our goal at Citizens Funds is to achieve strong financial results while investing in companies that are managed in a socially responsible manner.

To find these investments, we SEEK companies that:
          o  make good and useful products; and
          o  have positive environmental, community and workplace records.
We AVOID companies:
          o that engage in workplace discrimination or other unfair labor practices;
          o whose primary business is producing alcohol, tobacco, firearms or nuclear power; or
          o that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

CITIZENS SMALL CAP INDEX FUND

The Citizens Small Cap Index Fund seeks to match the performance of the Citizens Small Cap Index(TM). To pursue this goal, the fund generally invests in the companies that make up the Index, which is a market-weighted index of approximately 300 companies, most of which are small-sized companies that also are included in the S&P SmallCap 600 Index. The others are companies selected in order to provide appropriate industry and sector diversity, which we believe is essential to a sound indexing strategy. All of these companies have passed our rigorous social and environmental screens, and we believe these companies best represent their industries.

MANAGEMENT
The portfolio manager for the Citizens Small Cap Index Fund follows a passive management approach. What this means is that the fund does not actively purchase and sell stocks. Instead, the fund purchases and holds the common stock of all the companies that make up the Citizens Small Cap Index in proportion to their weighting in the Index. We do not expect the fund's portfolio turnover rate to exceed 20% annually.

DEFENSIVE POSITIONS
In an attempt to protect itself from adverse market, economic, political or other conditions, the fund may also on occasion take temporary defensive positions in cash, money market instruments or other fixed income securities. These positions may prevent the fund from achieving its investment objective or otherwise adversely affect fund performance.

RISKS
     o Market Risk. The stock market is sometimes volatile and may change dramatically and unpredictably in response to political, regulatory, market or economic developments. The value of your investment in the Citizens Small Cap Index Fund will go up and down based on market conditions.

     o Company Risk. The value of an individual stock varies with the prospects of its issuer and can be more or less volatile than the market as a whole. The success or failure of companies in which the fund invests will cause the value of your investment to go up and down.

     o Passive Investing Risk. Because it is passively managed, the Citizens Small Cap Index Fund generally will not sell stocks of companies even though they may be experiencing financial trouble or their share prices are declining.

     o Small Size Company Risk. Small-sized companies have unique risks and may have speculative characteristics. They may be dependent on individual managers who may have less experience than managers of larger companies, have a difficult time obtaining financing or market share, and have limited product lines and distribution channels. Their shares also are more volatile and thinly traded than the shares of larger companies. As a result, they often are harder to sell at a fair price and have greater price fluctuations and greater exposure to market fluctuations than stocks of larger companies. An investment in this fund therefore involves substantial risk.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and risks discussed above, the fund may on occasion invest in certain other types of securities that involve particular risks, including the following:

DERIVATIVES
Derivative securities such as futures, options and warrants are financial instruments whose value depends on and derives from underlying investments, indexes or currencies. Derivatives involve special risks and may result in losses. For further information about the risks of derivatives see the statement of additional information (SAI).

OTHER INVESTMENTS
In addition to the principal investment strategies described above, the fund may on occasion invest in foreign securities, preferred stocks, convertible securities, when-issued securities, illiquid securities, and restricted securities and therefore may be subject to other risks as described in the fund's SAI.

MANAGEMENT OF CITIZENS FUNDS

Citizens Funds is a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. Citizens Funds is also a "series" company, which means we can have several funds, each with its own investment objective, assets and liabilities. A board of trustees governs the operations of Citizens Funds.

Our Trustees

Azie Taylor Morton, chair of the board of trustees, operates an investment management firm and was the 36th Treasurer of the United States.

*Sophia Collier is Citizens Funds' former president and is the principal owner and chair of the board of directors of our investment adviser, Citizens Advisers.

*John Shields is Citizens Funds' current president and president and chief executive officer of Citizens Advisers.

Lokelani Devone is assistant general counsel at DFS Group Limited, an international retail business group.

Juliana Eades is the executive director of the New Hampshire Community Loan Fund, one of the country's oldest local community economic development institutions.

William D. Glenn II is the executive director of Continuum HIV Day Services in San Francisco.

Mitchell Johnson is president of M.A.J. Capital Management, a money management firm. Previously, he spent 21 years in a variety of executive positions at the Student Loan Marketing Association (Sallie Mae).

*Robert B. Reich is a University Professor at Brandeis University and was the 22nd United States Secretary of Labor.

Ada Sanchez is the former director of the Public Service and Social Change Program at Hampshire College.

*Interested person (inside trustee)

THE ROLE OF INVESTMENT ADVISER

In order to manage Citizens Funds on a day-to-day basis, we have signed a Management Agreement with Citizens Advisers, Inc., with offices at 230 Commerce Way, Suite 300, Portsmouth, NH, 03801. Citizens Advisers has managed Citizens Funds' assets since the Funds' inception in 1982. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor.

Both Citizens Advisers and Citizens Securities are California corporations. Sophia Collier is the 60% beneficial owner. Fellow shareholders are John P. Dunfey, Robert J. Dunfey, Sr. and Gerald F. Dunfey, three brothers who each own 12% each; and William B. Hart, who owns 4%.

In its role as investment adviser, Citizens Advisers determines which companies meet the fund's investment criteria and will be carried on our "Approved List." It also selects which securities will be bought and sold for the fund.

Citizens Advisers performs a wide variety of administrative duties for Citizens Funds under a separate administrative and shareholder services contract which provides for reimbursement of out-of-pocket expenses as well as fees for services rendered. Citizens Advisers sometimes will perform services under this administrative contract directly, or may contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions which maintain omnibus accounts with Citizens Funds.

Sophia Collier is the lead manager of the team that manages the Citizens Small Cap Index Fund. Ms. Collier was the president of Citizens Funds and its investment adviser, Citizens Advisers, until September, 1998. Currently she is the principal owner and chair of the board of directors of Citizens Advisers.

CITIZENS FUNDS' MANAGEMENT FEES

For the services the Adviser provides to the fund it may be paid the following fees (based on the average annual net assets of the fund):

                                 Advisory     Administrative
                                   Fee            Fee           Aggregate Fees

Citizens Small Cap Index Fund
 Standard shares                   .50%           .10%              .60%
 Institutional Class shares        .50%           .10%              .60%

12B-1 FEES

Citizens Funds has a 12b-1 Plan which allows us to pay Citizens Securities and other distributors of the fund's Standard shares distribution fees for the sale and distribution of its shares. These fees reimburse these parties for sales-related expenses including the printing of prospectuses and reports sent to non-shareholders, as well as other sales material, advertising and salaries for salespeople and other personnel. We also will pay commissions to outside brokers or service organizations for similar services. Because these costs are paid out of the fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under Citizens Funds' 12b-1 Plan and the related Distribution Agreement with Citizens Securities, the following amounts are payable by the fund (expressed as a percentage of net assets):

Citizens Small Cap Index Fund
        Standard shares                                        .25%
        Institutional Class shares                              N/A

SHAREHOLDER INFORMATION

The fund is no load. The Standard shares of the fund are subject to 12b-1 fees.

The minimum initial investment in the fund is $2,500 for Standard shares ($1,000 for IRA, UGMA and Automatic Investment Plan accounts). The fund offers Institutional Class shares, which require a minimum initial investment of $100,000 ($250,000 for registered investment advisers and retirement plans, at the discretion of Citizens Funds).

HOW WE VALUE OUR SHARES

The price of shares in the fund is called the Net Asset Value. To calculate Net Asset Value, we add up the total assets of the fund, subtract all liabilities, then divide by the number of shares outstanding. Since expenses differ for Institutional Class shares, the Net Asset Value for Standard and Institutional Class shares vary and are computed separately.

To value money market securities, we use an accounting system called the amortized cost method. Amortized cost is approximately equal to market value.

Equity securities are valued at the closing sales price on the primary exchange on which those securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and the asked price for international securities. If no market quotation is available for a given security (including restricted securities which are subject to limitations on their sale), our Adviser will fairly value that security in good faith pursuant to the policies established by Citizens Funds' board of trustees. Fixed income investments are generally valued at the bid price for securities. Securities maturing within 60 days normally are valued at amortized cost.

Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied evaluations and evaluation based on analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.

The value of our shares for the fund is determined at the close of business of the New York Stock Exchange on each day on which it is open for trading and at such other times we feel may be necessary or appropriate.

HOW TO BUY AND SELL SHARES

HOW TO BUY SHARES
It's easy to buy shares in the fund. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

Your cost will be the Net Asset Value next determined after your payment is received. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your purchase is returned for any reason, you will be assessed a fee of $15.00.

Citizens Funds has authorized certain brokers, and such brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders. The fund will be deemed to have received such orders when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the order.

Investment Minimums
The minimum initial investment for the fund is $2,500 ($1,000 for IRA, UGMA and Automatic Investment Plan accounts). The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the minimum for the fund, you will be assessed a monthly fee of $3.00 until you bring your balance above the minimum. (This fee will also be applied to inactive Automatic Investment Plan accounts.) If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance.

The minimum initial investment in Institutional Class shares is $100,000 ($250,000 for registered investment advisers and retirement plans, at the discretion of Citizens Funds). There is no minimum subsequent investment. With respect to accounts that fall below $100,000 (or $250,000 for registered investment advisers and retirement plans, at the discretion of Citizens Funds), Citizens Funds reserves the right to transfer these accounts from the Institutional Class and convert them to Standard shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

There is an annual fee of $10 for each Individual Retirement Account (IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for IRA accounts of $15,000 and higher and total IRA balances of $25,000 and higher.

Automatic Investment Plan
To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into the fund. We will do the rest.

Payroll Deduction
Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrator have any questions, please call our Shareholder Service Center at 1-800-223-7010.

Funds will be deposited into your Citizens Funds account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

HOW TO SELL SHARES
Telephone Redemption
We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. But please remember, none of

Citizens Funds, our Adviser or our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be difficult for you to reach a representative of the Citizens Funds by telephone. In this case, please consider sending written instructions.

Redeem Your Shares through Broker-Dealers
You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with Citizens Funds that permit them to order redemption of shares by telephone or other electronic communication.

Requests for Redemption
If you do not use the Telephone Exchange and Redemption option, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

SHAREHOLDER SERVICES AND POLICIES

We try to demonstrate our commitment to your investment success by offering a full family of socially responsible mutual funds and providing you with a complete range of convenient services including the following retirement services:

               o Traditional and Roth IRAs
               o SEP and SIMPLE IRAs
               o 401(k), 403(b) and 457 plans
               o Rollover and transfer services

Please call our Shareholder Service Center for more information at 1-800-223-7010.

EXCHANGE PRIVILEGE
Since peoples' investment needs change over time, we provide for easy exchanges among Citizens funds at no charge. You may make an exchange at any time and to any Citizens mutual fund. Just call us or write us with your request for a prospectus for the fund you would like to exchange into. The investment minimums and monthly below minimum balance fee remain applicable to exchange purchases into other Citizens funds.

EXCESSIVE EXCHANGES AND MARKET TIMING
Because excessive trading can lower the fund's performance and harm shareholders, we reserve the right to suspend or terminate the exchange privilege of any investor who makes excessive use of the privilege (e.g., more than five exchanges within a one year period). Your exchanges may also be restricted or refused if we perceive a pattern of simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to the fund, may result in a termination of exchange privileges or closure of your account. You may still redeem your shares or purchase new shares in the event that your exchange privileges are suspended or terminated.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

SYSTEMATIC WITHDRAWAL PLAN
You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

MAKING A CHANGE IN YOUR ACCOUNT
After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist, but to protect both you and Citizens Funds from fraud, we may require a Medallion Signature Guarantee from all registered owners of the accounts.

TAX-SHELTERED RETIREMENT PLANS
Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified Individual Retirement Accounts (IRAs), Roth IRAs, SIMPLE IRAs and 403(b) plans (for employees of non-profit organizations). The fund is suitable for 401(k) plans and other types of retirement plans as well. Call us for a brochure and application.

ESCROW
Redemption proceeds of shares purchased by check or ACH transfer are unavailable for a period of time. See "How to Sell Shares - Requests for Redemption," above.

TRANSACTIONS THAT REQUIRE MEdALLION SIGNATURE GUARANTEES
          o Written request for redemption
          o Changing your account title in any way
          o Authorizing a telephone transaction for the first time
          o Changing your predesignated wire or ACH instructions

          o Establishing or modifying a systematic withdrawal plan
          o Exchanges between accounts which do not have identical titles

ELIGIBLE GUARANTORS
               o Commercial Bank
               o Trust Company
               o Savings Associations
               o Credit Unions
               o Members of domestic stock exchange

Note:  Notaries public are not eligible guarantors.


MAILING ADDRESS AND WIRING INSTRUCTIONS

REGULAR U.S. MAIL:
Please use the business reply envelope provided with this prospectus, or mail to:
Citizens Funds
c/o PFPC Inc.
PO Box 8962
Wilmington, DE
19899-8962

WIRING INSTRUCTIONS:
Citizens Funds
c/o PNC Bank, N.A.
Philadelphia, PA
ABA#: 031000053
For Further Credit
A/C# 86-1030-3646
Shareholder name/account number

OVERNIGHT DELIVERY PACKAGES (i.e., Federal Express, UPS, Airborne Express):
Send to:
Citizens Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809

Please send only overnight delivery packages to the above address. Regular U.S. Mail will not be accepted at this address and may be returned to you.


Please make all checks payable to "Citizens Funds." We are unable to accept third-party checks.

TRANSFER AGENT AND DIVIDEND PAYING AGENT:
PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, DE 19809


DIVIDENDS, DISTRIBUTIONS AND TAXES

Unless you give us other instructions, we will automatically reinvest your dividends and distributions at the Net Asset Value, calculated on the date the dividends or distributions are payable.

We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. Information regarding dividends and other distributions will be included on your statement. Dividends and distributions of capital gains, if any, are declared and paid annually.

REDEMPTION IN KIND
The fund will normally redeem shares for cash, but may pay the redemption price partly with portfolio securities. If portfolio securities are distributed instead of cash, shareholders may incur brokerage commissions or other costs in converting the securities to cash.

TAX MATTERS
The dividends you receive, whether paid in cash or reinvested in shares, generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Some dividends received may qualify for the dividends received deduction for corporate shareholders. Dividends designated as capital gains dividends are taxable as long-term capital gains. All other dividends are generally taxable as ordinary income. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by the fund with respect to the previous calendar year.

Distributions will reduce the fund's Net Asset Value per share. If you purchase shares just before the fund makes a distribution, therefore, you will pay the full purchase price for the shares and then receive a portion of the purchase price back as a taxable distribution.

When you redeem, sell or exchange shares of a Citizens Fund, it is generally considered a taxable event. Depending on the purchase price and the sale price for the shares redeemed, sold or exchanged, you may have gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

The account application asks each new investor to certify that the investor's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The fund may be required to withhold (and pay over to the IRS for your credit) 31% of certain distributions and proceeds it pays you if you fail to provide this information or otherwise violate IRS regulations.

Please consult your own tax adviser for further information regarding the federal, state and local tax consequences of an investment in Citizens Funds.

THE YEAR 2000

Citizens Funds and its service providers could be harmed if their computer systems do not properly process information on and after January 1, 2000 (known as the Y2K problem). Failure to successfully address the Y2K problem could result in interruptions to and other material adverse effects on the Funds' business and operations, including problems in calculating Net Asset Value and in implementing the Funds' purchase and redemption procedures. Failure to successfully address the Y2K problem also could adversely effect the business and operations of the companies in which Citizens Funds invests.

At Citizens Funds, we take Y2K preparedness very seriously and have endeavored to focus the entire company on Y2K awareness and readiness. Our Y2K efforts to date have included forming a Y2K committee and attendance at conferences and seminars related to Y2K preparedness; preparation of a written Y2K Plan; adoption of Y2K budgets for 1999 and 2000; preparation of a written contingency plan; communications and coordination with our transfer agent, custodian, sub-advisers, vendors and other third parties with whom our systems interface; and reporting to our Board of Trustees on Y2K preparedness.

Our Y2K Plan includes inventory and assessment of all internal and external systems, both mission-critical and non mission-critical; training; internal testing; point-to-point testing; correction and replacement of systems; vendor and third party assessment and monitoring; contingency planning and implementation. Included within this Y2K Plan is an assessment and monitoring of the Y2K preparedness of all companies whose securities are recommended for inclusion in our mutual fund portfolios. Vendor and third party assessment and monitoring includes written requests for information and statements, periodic reporting and regularly scheduled teleconferences.

As a security measure, we recommend keeping all printed statements from all your financial institutions from now into the 21st century. This will enable you to compare records after January 1, 2000 to verify an accurate record of your information.

PAGE ___ SIDEBAR

WHAT ARE EQUITY SECURITIES?
Equity securities represent an ownership interest in a company or other issuer of the security. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets and generally consist of:
     o  common stocks
     o  securities that are convertible into common stocks
     o  preferred stocks
     o  warrants for the purchase of stocks
     o depositary receipts, which are receipts issued by U.S. or foreign banks or financial institutions that represent shares of the securities listed above


PAGE ___ SIDEBAR

WHAT ARE FIXED INCOME SECURITIES?
Fixed income securities represent a debt obligation of their issuer and pay a fixed interest rate. Fixed income securities generally include:
     o  bonds
     o  U.S. government and agency securities,
     o  mortgage-backed and asset-backed securities
     o  short-term obligations, such as commercial paper
     o  certificates of deposit

PAGE ___ SIDEBAR

[PHOTO]

John Shields became President of Citizens Funds on September 1, 1998.
"Ours is an increasingly complicated world. Too often, we create more problems for ourselves by ignoring a basic human trait, common sense, which is at the heart of Citizens' social investment philosophy. As a 25-year veteran of the mutual fund industry, I have gained a broad view and diverse set of experiences. With this perspective, I am especially committed to Citizens' fundamental philosophy: that a social and environmental screening process provides added insight into a company's potential performance and, therefore, is a smarter and potentially more profitable approach to investing."

PAGE ___ SIDEBAR

[PHOTO]


Azie Taylor Morton, Chair of our Board of Trustees, explains Citizens Funds' relationship with its adviser.

"One of the Citizens Fund's most important contracts is our Management Agreement with Citizens Advisers. It states that Citizens Advisers has authority to manage our funds and will provide all necessary office space, facilities, equipment and personnel to do so."




[CITIZENS FUNDS LOGO]

Printed on recycled paper with soy-based ink.

(C)1999 Citizens Advisers

Citizens Small Cap Index(TM) is a trademark of Citizens Advisers.

Citizens Funds' Statement of Additional Information contains more detailed information about the fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it.

To make inquiries about the fund, call 1-800-223-7010 or visit Citizens Funds' web site at www.citizensfunds.com.

Information about Citizens Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. For more information call 1-800-SEC-0330. Reports and other information about Citizens Funds are available on the Commission's Internet site at www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

















SEC File No. 811-3626

                                 CITIZENS FUNDS

                         CITIZENS SMALL CAP INDEX FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                        ________ __, 1999

This Statement is not a prospectus and should be read in conjunction with the Citizens Small Cap Index Fund's Prospectus dated_________ __, 1999. A copy of the current Prospectus can be obtained by calling (800) 223-7010, or by writing Citizens Funds, 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. This Statement of Additional Information and the Prospectus may be amended or supplemented from time to time.


TABLE OF CONTENTS                                                          PAGE
Citizens Funds.............................................................
Investment Strategies, Risks and Fundamental Policies .....................
Trustees, Officers and Beneficial Owners...................................
Investment Advisory and Other Services.....................................
Brokerage Allocation and Soft Dollars......................................
Ownership of Shares and Shareholder Rights.................................
How We Value Fund Shares...................................................
Tax Matters................................................................
How We Calculate Performance...............................................
Financial Statements.......................................................

CITIZENS FUNDS

     Citizens Funds (the "Trust") is a Massachusetts business trust and presently consists of six separate series: Working Assets Money Market Fund (inception date 8/30/83), Citizens Income Fund (inception date 6/10/92), Citizens Emerging Growth Fund (inception date 2/8/94), Citizens Global Equity Fund (inception date 2/8/94), Citizens Index Fund (inception date 3/3/95) and Citizens Small Cap Index Fund (inception date 6/30/99). On May 28, 1992 the Trust, which had operated as a money market fund since 1983, changed its name from Working Assets Money Fund to Working Assets Common Holdings. On October 5, 1995 the Trust changed its name from Working Assets Common Holdings to Citizens Investment Trust, and on July 14, 1998 it changed its name to Citizens Funds.

     This Statement of Additional Information relates to Citizens Small Cap Index Fund (the "fund"), both to Standard and Institutional Class shares.

INVESTMENT STRATEGIES, RISKS AND FUNDAMENTAL POLICIES

     Citizens Funds is a diversified, open-end investment company.

INVESTMENT STRATEGIES AND RISKS

     In addition to the principal investment strategies and risks described in the Prospectus, Citizens Funds will from time to time employ other investment strategies which are described below.

Money Market Instruments
     During periods of unusual market conditions, or for liquidity purposes or pending the investment of the proceeds of the sale of fund shares, we may invest all or a portion of the assets of the fund in money market instruments, including, but not limited to:

     o   obligations of the U.S. Government or its agencies;
     o   certificates of deposit of banks; and
     o   commercial paper or other corporate notes of investment grade quality.

Repurchase Agreements
     We may also enter into repurchase agreements with primary dealers or banks which are members of the Federal Reserve, secured by instruments issued or guaranteed by agencies or instrumentalities of the U.S. Government, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the fund, together with the repurchase price on repurchase. In either case, the income to the fund is unrelated to the interest rate on securities collateralizing the repurchase.

     We require all vendors of repurchase agreements to set aside collateral in the fund's name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements may be a useful tool in managing the fund, they do have some greater risk than directly investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling us a repurchase agreement, we may suffer some delay and expense in liquidating the securities, decline in the value of the securities and loss of principal or interest.

Derivative Securities

     OPTIONS. The fund may from time to time buy and write (sell) options on securities, securities indexes, and foreign currencies that are traded on recognized securities exchanges and over-the-counter markets. The value of options is determined by the performance of the underlying financial benchmarks or indexes to which they are tied. A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until or on a certain date (the expiration date). A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at any time until or on the expiration date. The premium that the fund receives for buying or writing a call or put option is deemed to constitute the market value of an option. Aggregate premiums paid for put and call options will not exceed 5% of the fund's total assets at the time of each purchase. The premium that the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. These instruments are often referred to as "derivatives" which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of its investments, or as part of its overall investment strategies. The fund will maintain segregated accounts consisting of liquid assets (or, as permitted by applicable regulations, enter into certain offsetting positions to cover its obligations under derivatives transactions).

     WARRANTS. The fund also may invest in warrants. Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. Such warrants are typically held on the fund's books at zero value when market quotations are unavailable, as the value of these warrants can only be realized upon their exercise.

     RISKS. The use of derivative securities depends on the fund manager's ability to predict correctly the direction of interest rates, securities prices or other factors. Risks include:

     o the risk that interest rates, securities prices or other factors do not move in the directions being hedged against, in which case the fund will have incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefits;
     o an imperfect correlation between the price of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged;
     o the possible absence of a liquid secondary market for any particular derivative at any time;
     o the potential loss if the counterparty to the transaction does not perform as promised; and
     o the possible need to defer closing out certain positions to avoid adverse tax consequences.

     Options may present additional risks because the fund managers may determine that exercise of the option will not benefit the fund, and therefore the amount invested to acquire the option will be lost. Also, the fund may be required to purchase at a disadvantage a security on which it has sold a put option.

     Warrants tend to be more volatile than the underlying securities on which they are based and cease to have value if they are not exercised prior to their expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of the underlying securities.

Foreign Securities
     The fund may invest in foreign securities which meet the Trust's social and financial criteria. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of any investments in foreign securities, the fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where we believe that the applicable exchange rate is unfavorable at the time the currencies are received or we anticipate, for any other reason, that the exchange rate will improve - the fund may hold such currencies for an indefinite period of time. The fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the fund to risk of loss if exchange rates move in a direction adverse to the fund's position. Such losses could reduce any profits or increase any losses sustained by the fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

When-Issued Securities
     The fund may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, in many cases, the fund will take delivery of securities it has purchased on a "when-issued" basis. When the fund commits to purchase a security on a when-issued or forward delivery basis it will set up procedures consistent with current policies of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since those policies currently recommend that an amount of fund assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, we intend that the fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although we do not intend to make such purchases for speculative purposes and we intend to adhere to current regulatory policies with respect to such purchases, purchases of securities on such bases may involve more risk than other types of purchases. For example, the fund may have to sell assets which have been set aside to cover its commitments in order to meet redemptions. Also, if the fund's adviser, Citizens Advisers, Inc. ("Citizens Advisers" or the "Adviser"), were to determine that it is necessary to sell the when-issued or forward delivery securities before delivery to the fund, the fund may incur a loss because of market fluctuations since the time the commitment to purchase the securities was made. When the time comes to pay for when-issued or forward delivery securities, the fund will meet its obligations from the then-available cash flow on the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the fund's payment obligation).

Private Placements and Illiquid Investments
     The fund may invest up to 10% of its net assets in securities for which there is no readily available market. The fund will not buy these illiquid securities unless the assets in the fund exceed $10 million at the time of purchase. Illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to determine a market value for illiquid securities. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price.

Rule 144A Securities
     The fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933, but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the fund will not invest more than 10% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and restricted securities, unless, in the case of restricted securities, the Board of Trustees of the Trust determines, based on the trading markets for the specific restricted security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the Adviser the daily function of determining and monitoring liquidity of restricted securities. See "Fundamental Policies" below.

FUNDAMENTAL POLICIES

     The following are fundamental investment policies followed by the fund. Any policy identified as a fundamental investment policy of the fund may be amended only with approval of the holders of a majority of the outstanding shares of the fund (a "Majority Shareholder Vote"), which as used herein means the vote of the lesser of (a) 67% or more of the outstanding voting securities of the fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the fund. The term "voting securities" has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

     1. Subject to the provisions of our Declaration of Trust, which provides that we may issue several classes of shares in any one fund, we may not issue senior securities. We may not issue securities that have priority over others in dividends, redemption rights, or have other privileges. We must limit our involvement in "illiquid instruments," that is, repurchase agreements that have a term of more than seven days, and securities that have restrictions on resale or lack readily available market quotations, to 10% of the total value of the fund's net assets and we will buy no such securities for the fund unless the assets in the fund exceed $10 million at the time of purchase. Private Placements which may be traded pursuant to Rule 144A under the Securities Act of 1933 will not be subject to these limitations, if our Board of Trustees finds that a liquid trading market exists for these securities. Our Trustees will review on an ongoing basis any determination by the Adviser to treat a restricted security as a liquid security, including the Adviser's assessment of current trading activity and the availability of reliable price information. In determining whether a privately placed security is properly considered a liquid security, the Adviser and our Trustees will take into account the following factors: (i) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); (ii) dealer undertakings to make a market in the security; and (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts. Acquisitions of such liquid restricted securities will be made from a list approved by our Trustees.

     2. The fund may borrow only under special circumstances. We do not normally borrow money, but for temporary purposes the fund may borrow from banks up to 10% of the fund's total assets. If we borrow, we can pledge our assets up to the amount borrowed. The fund cannot borrow to purchase securities or to increase its income, but can borrow to pay for shares being redeemed so that we do not have to sell securities we do not want to sell. The fund will not purchase any securities while the fund has borrowings above 5% of assets outstanding. The interest paid on our borrowings would reduce our net income.

     3. The fund may not underwrite securities, which means we may not sell securities for others.

     4. The fund may not buy the securities of any company if the fund would then own more than 10% of the total value of all of the company's outstanding voting securities, or if the Trust as a whole would then own more than 10% of the total value of all of the company's outstanding voting securities. The fund may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of total assets would then be invested in that industry; however, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and obligations of domestic branches of domestic banks, are not included in this limit.

     5. As a general policy, the fund will not invest in real estate assets or interests therein. This policy does not preclude the fund from investing in debt instruments secured by real estate or holding interests in real estate investment trusts or other real estate companies.

     6. The fund may not invest in limited partnerships, including those which own commodities, oil, gas and mineral leases or real estate. This restriction is not interpreted to prevent the fund from investing in fixed income securities or other debt instruments issued by limited partnerships provided that it does not become a general or limited partner.

     7. The fund may not make loans other than pursuant to repurchase agreements. When we buy money market instruments or loan participation interests, we are investing, not making a loan.

     8. The fund may not invest for the purpose of exercising control or management of other companies.

     9. The fund may not buy or continue to hold securities if our Trustees or officers or the Directors or officers of the Adviser own more than certain limits of these securities. If all of these people who own more than 1/2 of 1% of the shares of a company together own more than 5% of the company's shares, we cannot buy, or continue to own, that company's shares.

     10. The fund may not participate with others on a joint, or a joint and several, basis in any trading account in any securities.

     11. We try not to put all our eggs in one basket. This means that, in managing 75% of the fund's assets, we will never invest more than 5% in any one company. We do not invest more than 25% of the value of the fund in one industry, with the exception of securities of U.S. Government agencies or enterprises.

     12. There is a limit on the fund's ability to loan fund securities. If the fund loans securities, then it must maintain collateral at 100% of the value of the securities and any collateral must be marketable on an exchange.

If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in values or assets will not constitute a violation of that restriction.

TEMPORARY DEFENSIVE POSITIONS

     The fund may invest in cash, cash equivalents, money market instruments and repurchase agreements as temporary defensive positions during volatile or other adverse or unusual market, economic, political or economic conditions. Such temporary defensive positions would be inconsistent with the fund's principal investment strategies and may adversely impact fund performance.

PORTFOLIO TURNOVER

     For the fund we may purchase both equity and fixed income securities and hold them until such time as we believe it is advisable to sell them in order to realize a gain or loss whereupon we reinvest these assets in other securities.

TRUSTEES, OFFICERS AnD BENEFICIAL OWNERS

     We have a Board of Trustees that oversees and monitors the management of the Trust. These oversight responsibilities include selection of the investment adviser and election of officers, who are in turn responsible for the day to day operations of the Trust. The Trustees and officers are listed below. The Trustees who are "interested persons," as defined in the 1940 Act ("Interested Trustees"), are indicated by an asterisk.


----------------------------------   ----------------------- -------------------------------------------
           NAME, ADDRESS             POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S)
              AND AGE                        TRUST                      DURING PAST 5 YEARS
----------------------------------   ----------------------- -------------------------------------------
Azie Taylor Morton,                  Chair of the Board and  Investment adviser
10910 Medfield Court, Austin,        Trustee
TX 78739
63 years
----------------------------------   ----------------------- -------------------------------------------
William D. Glenn, II                 Trustee and Former      Psychotherapist and Executive Director of
915 Las Ovejas, San Rafael, CA       Chair                   Continuum HIV Day Services
94903
51 years
----------------------------------   ----------------------- -------------------------------------------
Sophia Collier                       Trustee                 Portfolio Manager Citizens Funds (since
230 Commerce Way, Suite 300,                                 1995);
Portsmouth, NH 03801                                         Chair of the Board of Directors, Citizens
43 years                                                     Advisers (since 1991);
                                                             President, Citizens Funds and Citizens
                                                             Advisers (1991 to September 1998)
----------------------------------   ----------------------- -------------------------------------------


----------------------------------   ----------------------- -------------------------------------------
John L. Shields                      Trustee and President   President and Chief Executive Officer of
230 Commerce Way, Suite 300,                                 Citizens Advisers (since September 1998);
Portsmouth, NH 03801                                         Senior Management Consultant, Cerulli
46 years                                                     Associates (1995 to 1998);
                                                             Senior Vice President and Chief
                                                             Administrative Officer, Chief Operating
                                                             Officer and Chief Financial Officer,
                                                             State Street Research Investment
                                                             Services, Inc. (1991 to 1995)
----------------------------------   ----------------------- -------------------------------------------
Juliana Eades                        Trustee                 Executive Director, New Hampshire
7 Wall Street, Concord, NH                                   Community Loan Fund (since 1984)
03301
46 years
----------------------------------   ----------------------- -------------------------------------------
Lokelani Devone                      Trustee                 Assistant General Counsel, DFS Group
525 Market Street, 33rd floor,                               Limited (international retail business
San Francisco, CA 94105                                      group) (since 1989)
42 years
----------------------------------   ----------------------- -------------------------------------------
Ada Sanchez                          Trustee                 Student (since 1996)
111 90th Avenue, Treasure
Island, FL  33706
47 years

----------------------------------   ----------------------- -------------------------------------------
Robert B. Reich                      Trustee                 University Professor and the Maurice B.
4 Mercer Circle, Cambridge, MA                               Hexter Professor of Social and Economic
02138                                                        Policy, Brandeis University and its
53 years                                                     Heller Graduate School (since 1996);
                                                             Former U.S. Secretary of Labor
----------------------------------   ----------------------- -------------------------------------------
Mitchell Johnson,                    Trustee                 President, M.A.J. Capital Management,
2753 Unicorn Lane NW,                                        Inc.(money management firm) (since August
Washington, DC 20015                                         1994);
57 years                                                     Senior Vice President of Corporate
                                                             Finance, Student Loan Marketing
                                                             Association (1987 to 1994)
----------------------------------   ----------------------- -------------------------------------------
Joseph F. Keefe                      Secretary               Executive Vice President and General
230 Commerce Way, Suite 300,                                 Counsel, Citizens Advisers (since May
Portsmouth, NH 03801                                         1997);
45 years                                                     Partner, Hall, Hess,Kenison, Stewart,
                                                             Murphy & Keefe (law firm) (1984 to 1997)
----------------------------------   ----------------------- -------------------------------------------


----------------------------------   ----------------------- -------------------------------------------
Sean Driscoll                        Treasurer               Fund Accountant, Vice President, Director
230 Commerce Way, Suite 300,                                 of Fund Administration and Director of
Portsmouth, NH 03801                                         Fund Accounting, Citizens Advisers (since
34 years                                                     October 1998);
                                                             Director of Fund Administration, State
                                                             Street Bank and Trust Company (March
                                                             1998 to November 1998);
                                                             Vice President of Compliance, Putnam
                                                             Investments (January 1997 to March 1998);
                                                             Fund Accountant and Director of Fund
                                                             Administration, State Street Bank and Trust
                                                             Company (1987 to 1997)
----------------------------------   ----------------------- -------------------------------------------
Crescentia True                      Vice President          Executive Vice President, Operations,
230 Commerce Way, Suite 300,                                 Citizens Advisers (since 1994)
Portsmouth, NH 03801
36 Years
----------------------------------   ----------------------- -------------------------------------------

     Our Board of Trustees functions with a Nominating Committee comprised of the whole Board, but pursuant to the Trust's Distribution Plan, we have agreed that Trustees who are not "interested persons," as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan (the "Independent Trustees") shall have responsibility for the selection and nomination of other Independent Trustees. This agreement will continue for so long as the Distribution Plan is in effect.

     The following compensation table discloses the aggregate compensation from the Trust for services provided through June 30, 1999. None of the Trustees receive pension or retirement benefits or any other compensation beyond that listed below. Trustees were, however, reimbursed the costs of travel, meals and lodging associated with attendance at meetings.

                       CITIZENS FUNDS- COMPENSATION TABLE

               NAME OF PERSON AND        AGGREGATE COMPENSATION FROM
                    POSITION                   CITIZENS FUNDS

               Azie Taylor Morton                $[____]
               Juliana Eades                     $[____]
               William D. Glenn, Jr.             $[____]
               Ada Sanchez                       $[____]
               Lokelani Devone                   $[____]
               Mitchell Johnson                  $[____]
               Sophia Collier*                       0
               John S. Shields*                      0
               Robert B. Reich*                      0

* Sophia Collier, John Shields and Robert B. Reich are Interested Trustees and received no compensation from Citizens Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

     The fund is advised by Citizens Advisers, Inc. under a contract known as the Management Agreement. The Adviser's office is at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. The Adviser is a California corporation. The Management Agreement provides that the Adviser, subject to the control of the Trust's Board of Trustees, will decide which securities will be bought and sold, and when, and requires the Adviser to place purchase and sale orders. The Adviser also manages the day-to-day operations of the Trust.

     Sophia Collier individually owns 60% of the outstanding stock and is Chair of the Board of Directors of Citizens Advisers, Inc. She is the former President of Citizens Funds and remains on the Board of Trustees, serving as an Interested Trustee. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthful mass market sodas. Ms. Collier and her partners sold American Natural Beverage Corp. in 1989.

     Four other individuals own the remaining 40% of the outstanding stock of Citizens Advisers, Inc., as follows: John F. Dunfey (12%); Robert J. Dunfey, Sr. (12%); Gerald F. Dunfey (12%); and William B. Hart, Jr. (4%). John, Robert and Gerald Dunfey, brothers, now serve as directors of the Dunfey Group, a venture capital and investment firm. John P. Dunfey is also a member of the Board of Directors of Citizens Advisers. The Dunfey family has been associated, over a number of years, with progressive social and political causes and has actively participated in organizations dedicated to world peace, human and civil rights, and economic justice. The family founded and continues to sponsor New England Circle, a forum for the "discussion of social, political, literary and educational topics that can lead to constructive change in our lives, our nation and our world."

     John Shields is the President and Chief Executive Officer of Citizens Advisers, Inc. and President of Citizens Funds. He also serves on the Board of Trustees of Citizens Funds as an Interested Trustee. Prior to joining Citizens Advisers in 1998, Mr. Shields was a senior management consultant with Cerulli Associates, a mutual fund consulting firm located in Boston, Massachusetts. He also held executive and other managerial positions with State Street Global Advisers and Fidelity Investments.

ADVISER FEES

     The Adviser provides us, at its own expense, with all office space, facilities, equipment and clerical personnel necessary to carry out its duties under the Management Agreement. Some of the Trust's Trustees and officers are employees of the Adviser and receive their compensation from the Adviser. The custodian bank for the fund maintains, as part of its services for which the Trust pays a fee, many of the books and records that the fund is required to have and computes the fund's Net Asset Value and dividends per share.

     The fund pays the Adviser a fee for its services of 0.50% of the fund's average annual net assets.

     The Adviser has agreed to limit the fund's expenses each year. If expenses exceed this limit, the Adviser will reduce its fee by, or refund, the amount of the excess. The limit on expenses is as follows:

----------------------------------     ---------------------------------------
                                                  Expense Limitation
Standard shares                            1.55% of average annual net assets
----------------------------------     ---------------------------------------
Institutional Class shares                  .90% of average annual net assets
----------------------------------     ---------------------------------------

     Not all fund expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

     The fund commenced operations on June 30, 1999 and will not pay any fees to the Adviser until fiscal year 2000.

CITIZENS SECURITIES, INC.

     Citizens Securities, Inc. ("Citizens Securities" or the "Distributor"), a wholly-owned subsidiary of the Adviser and a California corporation, serves as the fund's principal underwriter or distributor. Its offices are located at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. John Shields, the President and CEO of Citizens Advisers, is also President and CEO of Citizens Securities.

ADMINISTRATIVE AND SHAREHOLDER SERVICES

     Citizens Advisers also performs a wide variety of administrative duties for the Trust under a separate administrative and shareholder services contract which provides for reimbursement of out of pocket expenses as well as fees for services rendered. These fees and expenses are payable monthly and are based on average annual net assets in the following amounts:

----------------------------------     ---------------------------------------
                                                   Administrative Fee
----------------------------------     ---------------------------------------
  Standard shares                                        0.10%
  Institutional Class shares                             0.10%
----------------------------------     ---------------------------------------

     The administrative services provided to the Trust include but are not limited to the following: daily fund accounting duties including payment and budgeting of fund operating expenses and calculation of expense accruals; administration of annual Trust audit with Trust Auditors; supervision of drafting and printing of annual and semi annual reports; administrative and contractual interface with Custodian and Transfer Agent including daily monitoring of Net Asset Value, sales, redemptions, dividends and quality control; and compliance with federal and state regulatory requirements. Citizens Advisers is also reimbursed at cost for state Blue Sky filing and reporting services; vendor relations; drafting and filing of Prospectuses and statements of additional information, proxies and other regulatory filings; and special projects.

     In addition, Citizens Securities provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is reimbursed a flat fee approximating the "market price" of such services. These include but are not limited to answering calls from existing shareholders in a timely manner; maintenance of a toll-free number; responding to shareholder inquiries and requests; maintenance of computer interface with Transfer Agent; retention, maintenance and research of shareholder records; maintenance of facilities and equipment to perform all such duties; and similar services.

     The fund commenced operations on June 30, 1999 and will not pay any administrative and shareholder service fees until fiscal year 2000.

     The fund is responsible for the cost of preparing and setting in type Prospectuses and reports to shareholders and distributing copies of the Prospectuses and reports to shareholders. The fund's distributor, Citizens Securities, pays the cost of printing and distributing copies of Prospectuses and reports to non-shareholders, as well as the costs of supplemental sales literature and advertising. The Trust pays all of the fund's other expenses not expressly assumed by the Adviser such as interest, taxes, audit and legal fees and expenses, charges of the fund's custodian, the fund's shareholder servicing, transfer and record-keeping agent costs, insurance premiums, stock issuance and redemption costs, certain printing costs, costs of registering shares of the fund under federal and state laws, and dues and assessments of the Investment Company Institute, as well as any non-recurring expenses, including litigation.

12B-1 PLAN

     Pursuant to a Distribution Agreement, Citizens Securities acts as the distributor of the fund's shares.

     The Trust's Board of Trustees has adopted a Distribution Plan under
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. In approving the 12b-1 Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. Pursuant to this Plan, the Distributor is authorized to purchase advertising, sales literature and other promotional material and to pay its own salespeople. In addition, broker-dealers and other service organizations that enter into written agreements with the Trust and its Distributor may receive, for administration, shareholder service and distribution assistance, fees at rates determined by the Trustees.

     We will reimburse Citizens Securities for distribution expenditures and for fees paid to service organizations, up to a limit of 0.25% of average annual net assets for the fund's Standard shares. There is no provision under the Distribution Plan for reimbursing Citizens Securities for expenditures on behalf of the fund's Institutional Class shares. In addition, if and to the extent that the fee we pay the Distributor as well as other payments we make are considered as indirectly financing any activity which is primarily intended to result in the sale of fund shares, such payments are authorized under the Plan.

     The 12b-1 Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports setting forth the amounts, payments and the purpose for which the amounts were expended. The Plan only permits reimbursement of actual expenses and does not permit expenses to be carried forward from one fiscal period to another.

     The 12b-1 Plan will continue in effect if approved at least annually by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no financial interest in the operation of the Plan or in any agreement related to the Plan. These Trustees are known as "Qualified Trustees." Agreements related to the Plan must also be approved in the same manner by a vote of the Trustees and the Qualified Trustees. These agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of the majority of the Qualified Trustees or a vote of the majority of outstanding securities of the Trust, or the fund, on not more than 60 days notice. The Plan further provides that, while it is in effect, the selection and nomination of the Trustees who are not interested persons shall be committed to the discretion of the Qualified Trustees. The Plan may not be amended to increase materially the amounts to be spent without shareholder approval, and all amendments must be approved by the Trustees.

EXPENSES

     Other expenses paid by the fund include all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and Prospectuses sent to shareholders.

     Institutional Class shareholders in the fund pay their pro rata portion of fund expenses, as well as any class expenses attributable to Institutional Class shares only. Class expenses include, but are not limited to, transfer agent fees and administrative and shareholder fees and expenses such as the cost of registering shares under state laws, the cost of typesetting, printing and distributing shareholder reports and Prospectuses.

     When a cost is shared by several series of the Trust, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the Board of Trustees.

OTHER SERVICE PROVIDERS

Custodian
     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, is the custodian of the assets of the Trust. The custodian is responsible for holding the securities and cash of the fund, receiving and reporting all purchases and redemptions, calculating the daily Net Asset Value of the fund and other accounting activities related to the management of the Trust. The custodian takes no part in determining the investment policies of the Trust or in deciding which securities are purchased or sold by the Trust. We, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Transfer Agent
     The transfer agent and dividend-paying agent for the Trust is PFPC, Inc., 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809. In its capacity as transfer agent and dividend-paying agent, PFPC is responsible for processing daily purchases, redemptions and transfers of Trust shares, preparing and mailing shareholder confirmations and account statements, paying dividends and other distributions, and other shareholder and account activities.

Auditors
     The Trust has retained as its Independent Accountants the firm of PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts, 02109. PricewaterhouseCoopers LLP will conduct an annual audit of the financial statements of the fund, will prepare the fund's federal and state income tax returns and consult with management of the fund as to matters of accounting, regulatory filings, and federal and state income taxation.

Legal Counsel
      Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts.


BROKERAGE ALLOCATION AND SOFT DOLLARS

     The Adviser seeks to obtain for us the best net price and the most favorable execution of orders. Purchases are made from issuers, underwriters, dealers or brokers, and banks who specialize in the types of securities we buy. Purchases from underwriters include a commission or concession paid by the issuer to the underwriters. Purchases from dealers include the spread between the bid and asked prices and purchases from brokers include commissions paid to the broker based upon the transaction size. If the execution and price offered by more than one dealer are comparable, the order may be given to a dealer who has provided research advice, quotations on portfolio securities or other services.

     The Adviser will comply with Rule 17e-1 under the 1940 Act in regards to brokerage transactions with affiliates, to assure that commissions will be fair and reasonable to the shareholders.

     In connection with the selection of brokers or dealers and the placing of portfolio securities transactions, the Adviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the fund and/or the other accounts over which the Adviser exercises investment discretion. The Adviser may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser has with respect to accounts over which they exercise investment discretion.

     The Adviser will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services which benefit the fund. In the event that best execution of an equity transaction is available through a broker-dealer that has been so identified, the Adviser may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.

     Any excess commissions, or "soft dollars," generated by transactions on behalf of the fund in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the fund. These brokerage and research services, however, need not exclusively benefit the fund, and may also benefit other series of the Trust or other clients of the Adviser. For these purposes, brokerage and research services mean those which provide assistance to the Adviser in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, "soft dollars" shall be used to pay for the product or service only to the extent that it constitutes research.

     The investment management or advisory fee that the Trust pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of such services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

OWNERSHIP OF SHARES AND SHAREHOLDER RIGHTS

     The Trust's Declaration of Trust permits its Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Certificates representing shares are not issued. The Trust may create and issue series and classes of shares. Each share of each class of each series represents an equal proportionate interest in the series with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Income and operating expenses are allocated fairly among the series and classes by the Trustees. Shares of each class are entitled to vote as a class or series only to the extent required by the 1940 Act, as provided in the Declaration of Trust, or as permitted by the Trustees. We intend to manage our series in such a way as to be a "diversified" investment company, as defined in the 1940 Act.

VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Voting is generally by class and series except as otherwise provided by the provisions of the 1940 Act and the Trust's Declaration of Trust. The Trust does not hold annual shareholder meetings. However, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of our shares. No amendment may be made to the Declaration of Trust without a Majority Shareholder Vote. The holders of shares have no preemptive, conversion or subscription rights and votes are not cumulative. Shares when issued are fully paid and non assessable, except as set forth under "Shareholder and Trustee Liability" below. The Trust may be terminated upon the sale or transfer of its assets, if such sale or transfer is approved by a Majority Shareholder Vote. If not so terminated, the Trust will continue indefinitely.

DIVIDENDS AND DISTRIBUTIONS

     The fund normally declares and pay dividends substantially equal to all net investment income annually. Net investment income consists of non-capital gain income less expenses. Net realized short-term capital gains, if any, and net realized long-term capital gains, if any, will be distributed by the fund at least annually. Dividends and capital gains distributions are automatically reinvested at Net Asset Value in additional shares, unless a shareholder elects cash distributions. Cash distributions will be paid annually.

SHAREHOLDER AND TRUSTEE LIABILITY

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by us or the Trust's Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses by the relevant series out of that series' property for any shareholder held personally liable for that series' obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy the judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholders liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

 HOW TO PURCHASE AND REDEEM SHARES

How to Buy Shares
     It's easy to buy shares in the fund. Just fill out an application and send in your payment by check, wire transfer, exchange from another Citizens mutual fund or through arrangements with your investment adviser or broker-dealer. All checks must be made payable to "Citizens Funds." Foreign checks drawn in U.S. dollars are accepted but shares purchased with foreign checks may be held in escrow for at least 20 days.

     Your cost will be the Net Asset Value next determined after your payment is received. (Net Asset Value is determined at the close of the New York Stock Exchange.) You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your purchase is returned for any reason, you will be assessed a fee of $15.00.

     The Trust has authorized certain brokers, and such brokers have also been authorized to designate intermediaries, to accept on its behalf purchase and redemption orders and such brokers are also authorized to designate intermediaries to accept orders on the Trust's behalf. The Trust will be deemed to have received such orders when the broker or broker designee accepts the order, which shall be priced at the Net Asset Value next computed after the broker or designee accepts the same.

     Investors may be charged a fee if they buy, sell or exchange fund shares through a broker or agent.

Investment Minimums
     The minimum initial investment for Standard shares in the fund is $2,500 ($1,000 for IRA, UGMA and Automatic Investment Plan accounts). The minimum subsequent investment for all accounts, including Automatic Investment Plan accounts, is $50. If your account falls below the minimum, you will be assessed a monthly fee of $3.00 until you bring your balance back up over the minimum. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance. The investment minimums and monthly below minimum balance fee are applicable per account and also apply to an exchange purchase of shares in another series of Citizens Funds.

     The minimum initial investment in Institutional Class shares is $100,000 ($250,000 for registered investment advisers and retirement plans, at the discretion of the Trust). There is no minimum subsequent investment. With respect to accounts that fall below $100,000 (or $250,000 for registered investment advisers and retirement plans, at the discretion of the Trust), the

Trust reserves the right to transfer these accounts from the Institutional Class and convert them to Standard shares. We will give adequate notice to the shareholder, allowing the opportunity to bring the account up to the required minimum balance.

     There is an annual fee of $10 for each Individual Retirement Account
(IRA), with a maximum IRA account fee of $20 per shareholder. This fee is waived for IRA accounts of $15,000 and higher and total IRA balances of $25,000 and higher.

Automatic Investment Plan
     To enroll in the Trust's Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into the fund. We will do the rest.

Payroll Deduction
     Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrator have any questions, please call the Trust's Shareholder Service Department.

     Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

How to Sell Shares

     Telephone Exchange and Redemption. We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to redeem. Depending upon your instructions, we will deposit the amount of your redemption into another Citizens Funds account, mail you a check or electronically transfer your redemption to your pre-designated account. Normally, we will send you your redemption on the next business day after we receive your request. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.

     If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing all telephone transactions, including balance verification. To keep these problems to a minimum, we record all telephone calls. But please remember, neither the Trust, the Adviser nor the fund's Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine.

     Redeem Your Shares through Broker-Dealers. You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.

     Requests for Redemption. If you do not use the Telephone Exchange and Redemption option, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a Medallion Signature Guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

     We reserve the right to wait up to seven business days before paying the proceeds of any redemption on any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

Additional Redemption Information
     We pay redemption proceeds within five business days (seven business days with respect to redemptions of investments made by check) after we receive a proper redemption request so long as the redemption request is received by 4 p.m., Eastern Time. The fund's obligation to pay for redemptions can be suspended when the New York Stock Exchange is closed other than for weekends or holidays or under certain emergency conditions determined by the SEC. The holidays on which the New York Stock Exchange is closed are: New Year's Day, Martin Luther King, Jr.'s. Birthday (observed), Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The fund pays redemption proceeds in cash, except that the Board of Trustees has the power to decide that conditions exist which would make cash payments undesirable. In that case, the fund could send redemption payments in securities from that fund, valued in the same way the fund's Net Asset Value is determined. There might then be brokerage or other costs to the shareholder in selling these securities. The fund has elected to be governed by Rule 18f-1 under the 1940 Act, which requires the fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the fund's total net assets during any 90 day period for any one shareholder. A shareholder's redemption proceeds may be more or less than his or her original cost, depending on the value of the fund's shares.

     We have the right to compel the redemption of shares of the fund if the aggregate Net Asset Value of the shares in the account is less than $2,500 for Standard shares ($1,000 for IRAs, UGMA and Automatic Investment Plan accounts). If the Adviser decides to do this, we will provide notice to the shareholder, who will be given an opportunity to bring the account up to the applicable minimum. With respect to Institutional Class shares, we also have the right to transfer these accounts and to convert them to Standard shares if the aggregate Net Asset Value of the shares in the account is less than $100,000 ($250,000 for registered investment advisers and retirement plans, at the discretion of the Trust).


HOW WE VALUE FUND SHARES

     The value of the fixed income securities the fund may invest in will fluctuate depending in large part on changes in prevailing interest rates. Fixed income securities may comprise a portion of assets in the fund under normal conditions. If interest rates go up, the value of fixed income securities generally goes down. Conversely, if interest rates go down, the value of fixed income securities generally goes up. Long-term obligations, which often have higher yields, may fluctuate in value more than short-term ones. Changes in interest rates can have a significant effect on the value of non-money market fixed income securities.

     The value of equity securities held in the fund will fluctuate based upon market conditions and changes in the management and fundamental financial condition of the issuing company, prevailing economic and competitive conditions in the industry sectors in which the company does business and other factors which affect individual securities and the equity market as a whole.

     The Net Asset Value per share of the fund is determined for each class by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. All expenses are accrued daily and taken into account in determining Net Asset Value.

     The Net Asset Value of the fund is determined at the time the New York Stock Exchange closes on each day on which the New York Stock Exchange is open for regular trading and at such other times as we feel may be necessary or appropriate.

     As described in the Prospectus, shares of the fund are generally valued on the basis of market values. Equity securities are valued at the last sales price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, or, lacking any sales, at the last available bid price for domestic securities and halfway between the bid and asked price for international securities. Fixed income investments are generally valued at the bid price for securities. Securities maturing within 60 days are normally valued at amortized cost. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are appraised at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees.

     Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and evaluation based upon analysis of market data or other factors if such valuations are believed to reflect more accurately the fair value of such securities.

     Use of a pricing service has been approved by the Trust's Board of Trustees. There are a number of pricing services available, and the Trustees and officers of the Trust acting on behalf of the Trustees, may use or discontinue the use of any pricing service now, or in the future, employed.


TAX MATTERS

TAXATION OF THE FUND

     FEDERAL TAXES. The fund is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Further, the fund has elected to be treated and intends to qualify as a "regulated investment company" under Subchapter M of the Code. We plan to continue this election in the future. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. If the fund should fail to qualify as a regulated investment company in any year, the fund would incur federal income taxes upon its taxable income and distributions from the fund would generally be taxable as ordinary dividend income to shareholders.

     FOREIGN TAXES. Although we do not expect the fund will pay any federal income or excise taxes, investment income, if any, received by the fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the fund to a reduced rate of tax or an exemption from tax on foreign income; the fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the fund's effective rate of foreign tax in advance, since the amount, if any, of the fund's assets to be invested within various countries is not known. If the fund incurs foreign income taxes we do not expect that it will be able to pass through to shareholders foreign tax credits with respect to such foreign taxes.

     MASSACHUSETTS TAXES. As long as the fund maintains its status as a regulated investment company under the Code and distributes all of its income, the fund will not be required to pay any Massachusetts income or excise tax.

TAXATION OF SHAREHOLDERS

     TAXATION OF DISTRIBUTIONS. Shareholders of the fund will generally have to pay federal income taxes on the dividends and capital gain distributions they receive from the fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

     DIVIDENDS-RECEIVED DEDUCTION. A portion of any ordinary income dividends paid by the fund is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualified for that deduction with respect to its holding of the fund's shares. Availability of the deduction to particular corporate shareholders is subject to certain limitations and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Any portion of the fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

     "BUYING A DIVIDEND." Any dividend or distribution from the fund will have the effect of reducing the per share Net Asset Value of shares in the fund by the amount of the dividend or distribution. Shareholders purchasing shares in such the fund shortly before the record date of any taxable dividend or other distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     SPECIAL CONSIDERATIONS FOR NON-U.S. PERSONS. Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The fund intends to withhold U.S. federal income tax at the rate of 30% (or at such lower rate as may be permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions from the fund to a Non-U.S. Person also may be subject to tax under the laws of the Non-U.S. Person's jurisdiction.

     BACKUP WITHHOLDING. The fund is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding applicable to Non-U.S. Persons.

     DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of the shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon disposition of shares may also be disallowed under the rules relating to wash sales.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

     CERTAIN DEBT INSTRUMENTS. An investment by the fund in certain securities purchased at a market discount would cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

     OPTIONS, ETC. Any fund transactions in options, futures and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund intends to limit its activities in options, futures and forward contracts to the extent necessary to meet the requirements of the Code.

     FOREIGN INVESTMENTS. Special tax considerations apply with respect to any foreign investments of the fund. For example, any foreign exchange gains and losses realized by the fund generally will be treated as ordinary income or loss. Use of non-U.S. currencies for non-hedging purposes and investments by the fund in "passive foreign investment companies" may have to be limited in order to avoid a tax on the fund. The fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold potentially resulting in additional gain or loss to the fund.

     The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

HOW WE CALCULATE PERFORMANCE

     All performance reported in advertisements is historical and not intended to indicate future returns.

TOTAL RETURN AND OTHER QUOTATIONS

     We can express investment results in terms of "total return." Total return refers to the total change in value of an investment in the fund over a specified period.

     In calculating the total return of a class of shares of the fund, we start with the total number of shares of the fund you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the particular fund's income, if any). Finally, we multiply the number of these shares by the Net Asset Value on the last day of the period and divide the result by the initial $1,000 investment to see the fund's percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.

These figures will be calculated according to the SEC formula:
P(1 + T)n = ERV
where:
P = A hypothetical initial payment of $1,000.
T = Average annual total return.
n = Number of years.
ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion).

     Because the fund is newly organized, performance information is not available as of the date of this Statement of Additional Information.

     When we quote the fund's total return we are referring to its past results and not predicting the fund's future performance. We quote total return for the most recent one year period as well as average annual total return for the most recent five- and ten-year periods, or from the time when we first offered shares, whichever is shorter. Sometimes we advertise the fund's actual return quotations for annual or quarterly periods or quote cumulative return for various periods. When we do this, we also always present the standardized total return quotations at the same time.

     When we quote investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average, Standard & Poor's 500 ("S&P 500"), S&P MidCap 400 Index, S&P SmallCap 600 Index, Financial Times World Index, Lehman Government/ Corporate Intermediate Index and the Russell 2000, as well as other data and rankings from recognized independent publishers or sources such as Morningstar, Inc., Lipper, Inc., IBC's Money Fund Report, Bloomberg Magazine, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Worth Magazine, Your Money Magazine, Smart Money Magazine, Forbes Magazine, Fortune Magazine, Co-Op America Quarterly, The Green Money Journal and others.

FINANCIAL STATEMENTS

The fund has not yet issued financial statements.

PART C: OTHER INFORMATION

Item 23    Exhibits

           (a)   Declaration of Trust******
           (b)   By-Laws*
           (c)   N/A
           (d)   Management Agreement:
                 (1) Management Agreement******
                 (2) Renewal of Management Agreement******
                 (3) Form of Sub-Investment Advisory Agreement**
                 (4) Amended Sub-Investment Advisory Agreement*****
           (e)   Distribution Agreement:
                 (1) Distribution Agreement, as amended
                 (2) Renewal of Distribution Agreement
                 (3) Amendment to Distribution Agreement dated May 6, 1996**
                 (4) Amendment to Distribution Agreement dated May 30, 1996**
                 (5) Form of Letter Agreement adding Citizens Small Cap Index
                     Fund to the Distribution Agreement
           (f)   N/A
           (g)   Custodian Contract:
                 (1) Custodian Contract***
                 (2) Form of Letter Agreement adding Citizens Small Cap Index
                     Fund to the Custodian Contract
           (h)   Other Material Contracts:
                 (1) Administrative Services Agreement, as amended******
                 (2) Amendment to Services Administrative Agreement**
                 (3) Form of Letter Agreement adding Citizens Small Cap Index
                     Fund to the Administrative Services Agreement
           (i) Opinion and Consent of Counsel as to the legality of the securities being registered**** and filed herewith
           (j)   N/A
           (k)   N/A
           (l)   N/A
           (m)   Rule 12b-1 Distribution Plan******
           (n)   N/A
           (o)   Form of Rule 18f-3 Plan
           (p)   Powers of attorney***** and filed herewith

* Incorporated by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on October 7, 1997.

** Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on June 21, 1996.

*** Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on September 27, 1996.

**** Incorporated by reference to the Registrant's Registration Statement on N-14 (File No. 2-80886), as filed with the Securities and Exchange Commission on September 5, 1997.

***** Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on December 11, 1997.

****** Incorporated by reference to Post-Effective Amendment No. 42 to the
       Registrant's Registration Statement (File No. 2-80886), as filed with the Securities and Exchange Commission on August 28, 1998.

Item 24.       Persons Controlled by or under Common Control with the Fund

               o See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.
               o  Citizens Funds is a Massachusetts business trust.
               o Citizens Advisers, Inc., the investment adviser to the Registrant, is a California corporation, which also controls the distributor of the Registrant, Citizens Securities, Inc., which is also a California corporation.

Item 25.       Indemnification

               Article Seventh of the Declaration of Trust filed as Exhibit a to the Registration Statement is incorporated by reference. Citizens Funds participates in a group liability policy under which it and its trustees, officers and affiliated persons, the adviser and the distributor are insured against certain liabilities.

Item 26.       Business and other Connections of Investment Adviser

               Other businesses, professions, vocations, or employment of a substantial nature in which each director or principal officer of Citizens Advisers, Inc. is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Name and Position             Connection with and
With Investment Adviser       Name of Other Company

John L. Shields,              Trustee, Citizens Funds
President, CEO                President, Citizens Securities, Inc.
                              Senior Consultant, Cerulli Associates (1995 to 1998)

Sophia Collier,               Trustee, Citizens Funds
Chair of Board                President, Citizens Funds and
                                Citizens Advisers, Inc. (1991 to 1998)
                              President, Northpoint Technology, LTD
                              President, NPT, Inc.

John P. Dunfey,               Chairman and Director, Dunfey Brothers Capital Group
Partner                       President, Treasurer & Director, DA-TRIAD, Inc.
                              Trustee and Governor, Dana-Farber Cancer Inst., Boston
                              Chair, Human Rights Project, Inc.
                              Chair, New England Circle, Inc.
                              Director, International League for Human Rights, NY

Robert J. Dunfey, Sr.         Treasurer & Founding Director, Dunfey Brothers Capital
Partner                         Group
                              Trustee, the Jackson Laboratory, Bar Harbor, Maine
                              Past Director, KeyBank of Maine
                              Trustee, University of Maine System
                              Treasurer and Director, New England Circle, Inc.
                              Director, American Ireland Fund, Boston
                              Founder & Honorary Director, Susan L. Curtis
                                Foundation, Portland, Maine

Gerald Dunfey,                Vice President & Founding Director, Dunfey Brothers
Partner                         Capital Group
                              Director, DA-TRIAD, Inc.
                              President, New England Circle, Inc.
                              Director, Martin Luther King Center for Nonviolent Social
                                Change
                              Board of Advisors, Fund for a Free South Africa
                              Board of Incorporators, Joslin Diabetes Center

William Hart,                 Director, SIS Bank, Springfield, MA
Partner                       Director, Blue Cross/Blue Shield of NH
                              President, Dunfey Brothers Capital Group
                              Director, DA-TRIAD, Inc.
                              Director, National Trust for Historic Preservation
                              Director, American Academy in Rome


                              Director, Currier Gallery of Art
                              Director, Berwick Academy, Berwick, Maine


Item 27.       Principal Underwriters

               (a) Not applicable.
               (b) The following are directors and officers of Citizens Funds'
                   distributor, Citizens Securities, Inc.: John L. Shields, President, 230 Commerce Way, Suite 300, Portsmouth, NH. Ms. Collier is also an interested trustee of the Registrant and Chair of the investment adviser or management company, Citizens Advisers, Inc.
               (c) Not applicable.

Item 28.       Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that act are kept at Citizens Funds' Transfer and Dividend Distributing Agent, PFPC, Inc., 400 Bellevue Pkwy., Wilmington, DE 19808, and at Citizens Funds' Custodian and Fund Accounting Agent, State Street Bank and Trust, One Heritage Drive, North Quincy, MA 02171.

Item 29.       Management Services

               Not applicable.

Item 30.       Undertakings

               Not applicable

                                  SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portsmouth and State of New Hampshire on the 14th day of April, 1999.

                                     CITIZENS FUNDS

                                     By   /s/ Joseph F. Keefe
                                          --------------------------
                                          Joseph F. Keefe, Secretary


    /s/  John L. Shields
--------------------------           Trustee, President,
    (John L. Shields)                Principal Executive,
                                     Financial and
                                     Accounting Officer

    Azie Taylor Morton*
--------------------------           Trustee
    (Azie Taylor Morton)

    William Glenn*
--------------------------           Trustee
    (William Glenn)

    Ada Sanchez*
--------------------------           Trustee
    (Ada Sanchez)

    Sophia Collier*
--------------------------           Trustee
    (Sophia Collier)

    Juliana Eades*
--------------------------           Trustee
    (Juliana Eades)

    Lokelani Devone*
--------------------------           Trustee
    (Lokelani Devone)

    Robert B. Reich*
--------------------------           Trustee
    (Robert B. Reich)

    Mitchell Johnson*
--------------------------           Trustee
    (Mitchell Johnson)

*   By Joseph F. Keefe  Attorney in Fact     /s/  Joseph F. Keefe
                                             ---------------------

See Powers of Attorney dated December 1, 1997, filed with the commission on December 11, 1997.

                                 EXHIBIT INDEX


      (e)(1)      Distribution Agreement, as amended

      (e)(2)      Renewal of Distribution Agreement

      (e)(5)      Form of Letter Agreement adding Citizens Small Cap Index Fund to the Distribution Agreement

      (g)(2)      Form of Letter Agreement adding Citizens Small Cap Index Fund to the Custodian Contract

      (h)(3)      Form of Letter Agreement adding Citizens Small Cap Index Fund to the Administrative Services Agreement

      (i) Opinion and Consent of Counsel as to the legality of the securities being registered

      (o)         Form of Rule 18f-3 Plan

      (p)         Powers of attorney